SELECTED STATEMENTS OF OPERATIONS DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Schedule of financial expenses, net [Abstract]
Interest expense and amortization of discount on convertible notes	$ 987	$ 541	$ 324
Issuance expenses	65	47
Bank fees	3	2	1
Change in fair value of derivative warrant liability	1,105	2
Exchange rate differences	2	(2)	3
Total financial expenses, net	$ 2,162	$ 590	$ 328